Mortgage Banking Activities	12 Months Ended
Dec. 31, 2013
Mortgage Banking Activities [Abstract]
Mortgage Banking Activities

Note 9: Mortgage Banking Activities

Mortgage banking activities, included in the Community Banking and Wholesale Banking operating segments, consist of residential and commercial mortgage originations, sale activity and servicing.

We apply the amortization method to commercial MSRs and apply the fair value method to residential MSRs. The changes in MSRs measured using the fair value method were:

	Year ended December 31,
(in millions)	2013	2012	2011
Fair value, beginning of year	$11,538	12,603	14,467
Servicing from securitizations or asset transfers (1)	3,469	5,182	3,957
Sales	(583)	(293)	-
Net additions	2,886	4,889	3,957
Changes in fair value:
Due to changes in valuation model inputs or assumptions:
Mortgage interest rates (2)	4,362	(2,092)	(3,749)
Servicing and foreclosure costs (3)	(228)	(677)	(694)
Discount rates (4)	-	(397)	(150)
Prepayment estimates and other (5)	(736)	273	913
Net changes in valuation model inputs or assumptions	3,398	(2,893)	(3,680)
Other changes in fair value (6)	(2,242)	(3,061)	(2,141)
Total changes in fair value	1,156	(5,954)	(5,821)
Fair value, end of year	$15,580	11,538	12,603

  The year ended December 31, 2012, includes $315 million residential MSRs transferred from amortized MSRs that we elected to carry at fair value effective January 1, 2012.
  Primarily represents prepayment speed changes due to changes in mortgage interest rates, but also includes other valuation changes due to changes in mortgage interest rates (such as changes in estimated interest earned on custodial deposit balances).
  Includes costs to service and unreimbursed foreclosure costs.
  Reflects discount rate assumption change, excluding portion attributable to changes in mortgage interest rates; the year ended December 31, 2012, change reflects increased capital return requirements from market participants.
  Represents changes driven by other valuation model inputs or assumptions including prepayment speed estimation changes and other assumption updates. Prepayment speed estimation changes are influenced by observed changes in borrower behavior that occur independent of interest rate changes.
  Represents changes due to collection/realization of expected cash flows over time.

The changes in amortized MSRs were:

	Year ended December 31,
(in millions)	2013	2012	2011
Balance, beginning of year	$1,160	1,445	1,422
Purchases	176	177	155
Servicing from securitizations or asset transfers (1)	147	(229)	132
Amortization (2)	(254)	(233)	(264)
Balance, end of year (2)	1,229	1,160	1,445
Valuation allowance:
Balance, beginning of year	-	(37)	(3)
Reversal of provision (provision) for MSRs in excess of fair value	-	37	(34)
Balance, end of year (3)	-	-	(37)
Amortized MSRs, net	$1,229	1,160	1,408
Fair value of amortized MSRs:
Beginning of year	$1,400	1,756	1,812
End of year (4)	1,575	1,400	1,756

  The year ended December 31, 2012, is net of $350 million ($313 million after valuation allowance) of residential MSRs that we elected to carry at fair value effective January 1, 2012. A cumulative adjustment of $2 million to fair value was recorded in retained earnings at January 1, 2012.
  Includes $350 million in residential amortized MSRs at December 31, 2011. For the year ended December 31, 2011, the residential MSR amortization was $(50) million.
  Commercial amortized MSRs are evaluated for impairment purposes by the following risk strata: agency (GSEs) and non-agency. There was no valuation allowance recorded for the periods presented on the commercial amortized MSRs. Residential amortized MSRs are evaluated for impairment purposes by the following risk strata: mortgages sold to GSEs (FHLMC and FNMA) and mortgages sold to GNMA, each by interest rate stratifications. A valuation allowance of $37 million was recorded on the residential amortized MSRs for the year ended December 31, 2011. For the year ended December 31, 2012, valuation allowance of $37 million for residential MSRs was reversed upon election to carry at fair value.
  Includes fair value of $316 million in residential amortized MSRs and $1,440 million in commercial amortized MSRs at December 31, 2011. The balances at December 31, 2013 and 2012, are all commercial amortized MSRs.

We present the components of our managed servicing portfolio in the following table at unpaid principal balance for loans serviced and subserviced for others and at book value for owned loans serviced.

	December 31,
(in billions)	2013	2012
Residential mortgage servicing:
Serviced for others	$1,485	1,498
Owned loans serviced	338	368
Subservicing	6	7
Total residential servicing	1,829	1,873
Commercial mortgage servicing:
Serviced for others	419	408
Owned loans serviced	107	106
Subservicing	7	13
Total commercial servicing	533	527
Total managed servicing portfolio	$2,362	2,400
Total serviced for others	$1,904	1,906
Ratio of MSRs to related loans serviced for others	0.88%	0.67

The components of mortgage banking noninterest income were:

	Year ended December 31,
(in millions)	2013	2012	2011
Servicing income, net:
Servicing fees
Contractually specified servicing fees	$4,442	4,626	4,611
Late charges	216	257	298
Ancillary fees	343	342	354
Unreimbursed direct servicing costs (1)	(1,074)	(1,234)	(1,119)
Net servicing fees	3,927	3,991	4,144
Changes in fair value of MSRs carried at fair value:
Due to changes in valuation model inputs or assumptions (2)	3,398	(2,893)	(3,680)
Other changes in fair value (3)	(2,242)	(3,061)	(2,141)
Total changes in fair value of MSRs carried at fair value	1,156	(5,954)	(5,821)
Amortization	(254)	(233)	(264)
Provision for MSRs in excess of fair value	-	-	(34)
Net derivative gains (losses) from economic hedges (4)	(2,909)	3,574	5,241
Total servicing income, net	1,920	1,378	3,266
Net gains on mortgage loan origination/sales activities	6,854	10,260	4,566
Total mortgage banking noninterest income	$8,774	11,638	7,832
Market-related valuation changes to MSRs, net of hedge results (2) + (4)	$489	681	1,561

  Primarily associated with foreclosure expenses and certain interest costs.
  Refer to the changes in fair value of MSRs table in this Note for more detail.
  Represents changes due to collection/realization of expected cash flows over time.
  Represents results from free-standing derivatives (economic hedges) used to hedge the risk of changes in fair value of MSRs. See Note 16 – Free-Standing Derivatives for additional discussion and detail.

The table below summarizes the changes in our liability for mortgage loan repurchase losses. This liability is in “Accrued expenses and other liabilities” in our consolidated balance sheet and the provision for repurchase losses reduces net gains on mortgage loan origination/sales activities. Because the level of mortgage loan repurchase losses depends upon economic factors, investor demand strategies and other external conditions that may change over the life of the underlying loans, the level of the liability for mortgage loan repurchase losses is difficult to estimate and requires considerable management judgment. We maintain regular contact with the GSEs, the Federal Housing Finance Agency (FHFA), and other significant investors to monitor their repurchase demand practices and issues as part of our process to update our repurchase liability estimate as new information becomes available. The Company reached settlements with both FHLMC and FNMA in 2013, that resolved substantially all repurchase liabilities associated with loans sold to FHLMC prior to January 1, 2009 and loans sold to FNMA that were originated prior to January 1, 2009.

Because of the uncertainty in the various estimates underlying the mortgage repurchase liability, there is a range of losses in excess of the recorded mortgage repurchase liability that is reasonably possible. The estimate of the range of possible loss for representations and warranties does not represent a probable loss, and is based on currently available information, significant judgment, and a number of assumptions that are subject to change. The high end of this range of reasonably possible losses in excess of our recorded liability was $896 million at December 31, 2013, and was determined based upon modifying the assumptions (particularly to assume significant changes in investor repurchase demand practices) utilized in our best estimate of probable loss to reflect what we believe to be the high end of reasonably possible adverse assumptions.

	Year ended December 31,
(in millions)	2013	2012	2011
Balance, beginning of year	$2,206	1,326	1,289
Provision for repurchase losses:
Loan sales	143	275	101
Change in estimate (1)	285	1,665	1,184
Total additions	428	1,940	1,285
Losses (2)	(1,735)	(1,060)	(1,248)
Balance, end of year	$899	2,206	1,326

  Results from such factors as changes in investor demand and mortgage insurer practices, credit deterioration and changes in the financial stability of correspondent lenders.
  Year ended December 31, 2013, reflects $746 million and $508 million as a result of the settlements reached with FHLMC and FNMA, respectively, that resolved substantially all repurchase liabilities associated with loans sold to FHLMC prior to January 1, 2009 and loans sold to FNMA that were originated prior to January 1, 2009.